UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

For the first half of 2006, your fund returned +1.07% and the trailing twelve months +10.38% which compares favorably to the Russell 1000 Growth index returns of -0.93% and +6.12%.

Lucy, you got some ’splainin’ to do.
Ricky Ricardo (Desi Arnaz) c. 1951

This is a confused market; a scan of the headlines reveals the turmoil. The MSNBC website alone in the course of four days this past month had the following banners: Slowing economy good for interest rates, Slowing economy bad for earnings growth, Strong economic growth good for earnings, Strong economic growth bad for inflation. There is an excuse available for any sort of investment decision imaginable. Fortunately, worry and confusion bode well for the future, as they temper any tendency towards “irrational exuberance”.

Given concerns about inflation, it was clear that the Fed might react to strong growth in the first quarter with even further tightening. The Fed historically overreaches on both ends of the accommodation-tightening spectrum, and the possibility exists that the Fed might actually stay its course of monetary tightening too long, although we believe this is remote. Despite raising the visible Funds rate, the Fed has actually been providing a moderate degree of monetary stimulus, with the factors of monetary growth running at a 4.6-5.6% rate overall.

We are in a globally synchronous economy, and share both risks and rewards with our global trading and investment partners. At times, actions are coordinated; at times, unilateral actions have global impacts. The second quarter decline, which was felt across all sectors and market capitalizations, took root across the globe in Japan. The Japanese economy has for some time run with essentially a zero real interest rate. This was done to jumpstart the economy, as well as to ward off deflation, essentially as we had done in this country several years ago. However, as the Japanese economy recovered, and this “free money” policy persisted, it provided a financing vehicle for speculation. In addition to equities, there was concern that this sort of speculative excess was fueling commodity price inflation. On April 7, 2006, a date that might have lived in infamy, the Nikkei index peaked. The Bank of Japan began a tightening program that would see the yen equivalent of 5% of GDP removed from the system virtually overnight. The impact was swift and furious. In order to “fund” this liquidity drain, assets had to be sold. Whether the assets came from the Japanese market, down 19% peak to trough, Mexico, down 22.9%, India, down 30.8% or the US, S&P 500 down 5.5%, there were net liquidations around the globe. The Bank of Japan action is analogous to that of our own Federal Reserve beginning in 2000 when excess liquidity was removed post haste from our system. The impact on our markets at the time was similarly swift and furious. The impact on our universe of the recent Japanese action, however, was to undermine some of the confidence that had been fueling the resurgence in growth stocks. Although growth stocks led the market down, equities were sold across the board, with recent “winners” hit the hardest. Fortunately, the damage seems to have been contained, and the end of June saw a modest recovery in equities across the spectrum.

The Japanese monetary policy shift was notably pernicious, as it came at a time when the Federal Reserve and every television pundit and market strategist were confronting the question of whether inflation was accelerating in our economy to the point of danger. The Fed Chairman is doing nothing more than jawboning, that is, talking in the direction that the market needs to hear. We do not believe that you can curtail commodity price inflation by choking off aggregate demand, and we do not think that Chairman Bernanke does either. The long end of the yield curve is not showing any real concern about inflation by demanding any sort of premium. Recent job reports signal that the economy is holding steady, not accelerating, and the housing “bubble”, with its collateral impact on consumer confidence and spending, remains problematic for the Fed. Accordingly, we do believe that the Fed is now about done with its program. Inflation is a scary prospect, to be sure, but recall that less than eighteen months ago, the markets were more concerned about deflation. The Fed does have a very narrow path to tread, being clear and confident in its message, correct in balancing the policy risks between fighting inflation and fostering economic growth.

Our bellwether company, Federal Express, helped turn around the market on June 21 when it reported better than expected earnings and gave an upbeat forecast for the balance of the year. As the New York Times stated aptly, “investors turned their attention from fears of inflation, an economic slowdown and higher interest rates to numbers that remain far more positive: profits.” Market valuation levels are indeed the most salient positive at this juncture, as earnings growth has been generally met with compression, not expansion, of multiples. The S&P 500 is selling at 14.3 times next year’s earnings; our growth stock universe is selling at only 15.1 times 2007 earnings, exactly one times its forecast growth rate. Bear markets do not generally begin with this sort of valuation support; bull markets usually do. As noted previously, it is likely that we are setting up for a long-lived, albeit occasionally frustrating, and at times, confusing, advance in the market.

The extremely active mergers and acquisitions arena gives further testimony to the strong valuation underpinnings of the market. Anadarko Petroleum’s recent purchase of Kerr McGee saw petroleum assets being acquired essentially at $22/barrel. This compares to $72/barrel on the commodities exchange. What is going on here? Simply put, the market is focusing on the very visible negatives, and ignoring the less visible, but fundamentally more powerful positives. It is said that bull markets climb a “wall of worry”; our take from the media is that this wall is comprised of bricks including inflation, energy prices, housing, economic growth, weather (again, now that hurricane season is upon us) and North Korea and its missile program. The recent flare-up in the Middle East adds to the fear, uncertainty and doubt roiling the markets, but should not change either the fundamentals or the opportunities.

There is truly a remarkable level of valuation support for investors, one that gives us confidence in the ability of the market to ultimately weather these confusing times. In this environment, our experience dictates that investments in growth stocks, arrayed across the capitalization spectrum, represent the best way to achieve enhancement of our shareholders’ capital. We remain very optimistic about the longevity of this cycle. While we may anticipate continued volatility, we also do forecast continued growth.

July 24, 2006

Sincerely,

Robert P. Morse
President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.5%
	Aerospace - 0.6%
1,500	Lockheed Martin Corp.	$ 107,610
	Banks - 2.6%
1,700	HSBC Holdings PLC - ADR . . .	150,195
2,000	National City Corp.	72,380
3,000	US Bancorp	92,640
2,500	Wachovia Corp.	135,200
		450,415
	Beverages - 1.8%
1,000	Hansen Natural Corp. (a)	190,370
2,000	PepsiCo, Inc.	120,080
		310,450
	Biotechnology - 6.2%
2,000	Amgen, Inc. (a)	130,460
4,000	Celgene Corp. (a)	189,720
2,000	Genentech, Inc. (a)	163,600
3,000	Genzyme Corp. (a)	183,150
4,400	Gilead Sciences, Inc. (a)	260,304
3,000	Telik, Inc. (a)	49,500
2,000	Vertex Pharmaceuticals, Inc. (a)	73,420
		1,050,154
	Building & Construction - 1.4%
1,700	Eagle Materials, Inc.	80,750
1,000	KB Home	45,850
2,000	MDC Holdings, Inc.	103,860
		230,460
	Chemicals - 2.8%
2,600	Air Products & Chemicals, Inc. .	166,192
3,000	The Dow Chemical Co.	117,090
3,000	RPM International, Inc.	54,000
2,000	Sigma-Aldrich Corp.	145,280
		482,562
	Diversified - 0.9%
2,000	3M Co.	161,540
	Drugs - 1.7%
5,000	Merck & Co., Inc.	182,150
4,500	Pfizer, Inc.	105,615
		287,765
	Electrical Equipment - 0.8%
4,000	General Electric Co.	131,840

Shares		Value
	Energy - 10.1%
2,000	Apache Corp.	$ 136,500
65,000	Canadian Superior
	Energy, Inc. (a)(b)	130,650
2,500	ChevronTexaco Corp.	155,150
2,000	ConocoPhillips	131,060
2,500	Devon Energy Corp.	151,025
2,600	Halliburton Co.	192,946
2,000	Nabors Industries Ltd. (a)	67,580
4,000	Peabody Energy Corp.	223,000
5,000	Valero Energy Corp.	332,600
4,000	Veritas DGC, Inc. (a)	206,320
		1,726,831
	Financial Services - 6.2%
3,500	Alliance Data Systems Corp. (a) .	205,870
3,500	American Express Co.	186,270
3,000	CIT Group, Inc.	156,870
3,000	The First Marblehead Corp.	170,820
2,200	The Goldman Sachs Group, Inc.	330,946
		1,050,776
	Food & Staples Retailing - 1.1%
4,000	Walgreen Co.	179,360
	Food Products - 0.4%
1,500	Kellogg Co.	72,645
	Food Service - 3.7%
3,500	Darden Restaurants, Inc.	137,900
3,000	Landry's Restaurants, Inc.	97,350
500	Las Vegas Sands Corp. (a)	38,930
3,000	McDonald's Corp.	100,800
1,200	Panera Bread Co. - Class A (a)	80,688
4,500	Starbucks Corp. (a)	169,920
		625,588
	Health Care - 1.7%
1,000	Cutera, Inc. (a)	19,720
2,500	HCA, Inc.	107,875
2,000	Johnson & Johnson	119,840
1,000	Medtronic, Inc.	46,920
		294,355
	Instrumentation - 0.4%
4,000	Applied Materials, Inc.	65,120

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2006 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.5% (continued)
	Insurance - 1.0%
3,000	Loews Corp.	$ 106,350
2,000	Ohio Casualty Corp.	59,460
		165,810
	Machinery - 4.1%
3,500	Caterpillar, Inc.	260,680
1,500	Eaton Corp.	113,100
1,600	Fluor Corp.	148,688
2,200	Paccar, Inc.	181,236
		703,704
	Media - 0.8%
2,000	Comcast Corp. (a)	65,560
2,000	EchoStar Communications Corp. (a)	61,620
		127,180
	Metals & Mining - 5.0%
4,000	BHP Billiton Ltd. - ADR	172,280
3,500	Commercial Metals Co.	89,950
7,000	Goldcorp, Inc. (b)	211,540
7,000	Nucor Corp.	379,750
		853,520
	Navigation - 0.4%
700	Garmin Ltd.	73,808

	Office Equipment - 5.0%
2,400	Apple Computer, Inc. (a)	137,448
2,000	Dell, Inc. (a)	48,920
3,500	Komag, Inc. (a)	161,630
5,000	Network Appliance, Inc. (a)	176,500
10,000	Seagate Technology	226,400
5,000	Western Digital Corp. (a)	99,050
		849,948
	Retail - 3.4%
2,500	J.C. Penney Co., Inc.	168,775
6,000	Nordstrom, Inc.	219,000
4,000	Target Corp.	195,480
		583,255
	Semiconductors - 5.6%
5,000	Intel Corp.	95,000
2,200	Lam Research Corp. (a)	102,784

Shares		Value
	Semiconductors - 5.6% (continued)
7,000	MEMC Electronic
	Materials, Inc. (a)	$ 262,500
8,000	Micron Technology, Inc. (a)	120,480
20,000	RF Micro Devices, Inc. (a)	119,400
8,500	Texas Instruments, Inc.	257,465
		957,629
	Services - 7.3%
2,000	Amazon.Com, Inc. (a)	77,360
3,000	Bankrate, Inc. (a)	113,280
1,000	Google, Inc. (a)	419,330
2,000	NetFlix, Inc. (a)	54,420
10,000	NIC, Inc. (a)	72,300
1,000	NutriSystem, Inc. (a)	62,130
8,000	TriZetto Group, Inc. (a)	118,320
10,000	Yahoo!, Inc. (a)	330,000
		1,247,140
	Soaps & Toiletries - 0.7%
2,000	Procter & Gamble Co.	111,200
	Software - 4.6%
6,000	Adobe Systems, Inc. (a)	182,160
2,000	Factset Research Systems, Inc. . .	94,600
30,000	Goldleaf Financial Solutions (a)	53,850
4,000	Microsoft Corp.	93,200
3,000	Netease.com - ADR (a)	66,990
10,000	Openwave Systems, Inc. (a)	115,400
8,000	Oracle Corp. (a)	115,920
2,000	SPSS, Inc. (a)	64,280
		786,400
	Specialty Retail - 4.0%
4,400	Abercrombie &
	Fitch Co. - Class A	243,892
2,500	Bed Bath & Beyond, Inc. (a)	82,925
7,000	Home Depot, Inc.	250,530
4,000	Limited Brands	102,360
		679,707
	Telecommunications - 6.0%
10,000	America Movil S.A.
	de C.V. - ADR	332,600
5,000	China Mobile Hong
	Kong Ltd. - ADR	143,050
10,000	Motorola, Inc.	201,500
2,000	Novatel, Inc. (a)(b)	68,320

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2006 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.5% (continued)
	Telecommunications - 6.0% (continued)
5,500	QUALCOMM, Inc.	$ 220,385
4,000	Tellabs, Inc. (a)	53,240
		1,019,095

	Transportation - 7.4%
2,000	Burlington Northern
	Santa Fe Corp.	158,500
2,000	Cummins, Inc.	244,500
1,900	FedEx Corp.	222,034
4,000	Harley-Davidson, Inc.	219,560
7,000	J.B. Hunt Transport
	Services, Inc.	174,370
3,500	Landstar System, Inc.	165,305
1,200	Ryder System, Inc.	70,116
		1,254,385
	Utilities - 0.8%
3,000	Vimpel
	Communications - ADR (a)	137,460
	TOTAL COMMON STOCKS
	(Cost $13,413,744)	16,777,712

Principal
Amount		Value
	CORPORATE BONDS - 0.8%
	Diversified Financial Services - 0.8%
	General Electric Capital Corp.
$ 150,000	5.000%, 12/18/2018	$ 139,528
	TOTAL CORPORATE BONDS
	(Cost $150,000)	139,528
Shares
	SHORT-TERM
	INVESTMENTS - 0.1%
18,543	First American Government
	Obligations Fund, 4.39%	18,543
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $18,543)	18,543
	TOTAL INVESTMENTS
	(Cost $13,582,287) - 99.4%	16,935,783
	Other Assets in Excess
	of Liabilities - 0.6%	98,961
	TOTAL NET
	ASSETS - 100.0%	$ 17,034,744

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a) Non Income Producing
(b) Foreign Domiciled

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS:
Investments, at value (cost $13,582,287)	$16,935,783
Cash	89
Dividends and interest receivable	13,630
Receivable for investments sold	162,713
Prepaid expenses	9,706
Total assets	17,121,921

LIABILITIES:
Investment advisory fee payable	6,832
Shareholder servicing fee payable	3,416
Payable for investment
securities purchased	43,052
Accrued expenses and other payables	33,877
Total liabilities	87,177
NET ASSETS	$17,034,744

NET ASSETS CONSIST OF:
Capital stock	$13,430,651
Accumulated net investment loss	(56,795)
Accumulated undistributed net realized
gain on investments	307,392
Net unrealized appreciation on investments	3,353,496
TOTAL NET ASSETS	$17,034,744

Net asset value, redemption and offering
price per share ($17,034,744 / 2,002,360
shares outstanding)	$8.51

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income	$83,053
Interest income	6,347
Total investment income	89,400

EXPENSES:
Investment advisor fees (Note 4)	44,212
Transfer agent and accounting services	29,822
Shareholder servicing fees (Note 4)	22,106
Administration fees	18,899
Professional fees	10,217
Federal and state registration fees	7,127
Directors' fees and expenses	5,767
Custody fees	4,717
Reports to shareholders	2,740
Insurance expense	905
Net expenses	146,512
NET INVESTMENT LOSS	(57,112)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment
transactions	651,698
Change in unrealized appreciation
(depreciation) on investments	(398,947)
Net realized and unrealized
gain on investments	252,751
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$195,639

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30,	For the year ended December 31,
	2006	2005
	(Unaudited)
OPERATIONS:
Net investment loss	$(57,112)	$(114,132)
Net realized gain on
investment transactions	651,698	1,589,210
Change in unrealized
appreciation (depreciation)
on investments	(398,947)	(275,761)
Net increase in net assets
resulting from operations	195,639	1,199,317

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	226,437	737,787
Cost of shares redeemed	(857,583)	(1,978,745)
Net decrease in net assets
resulting from capital
share transactions	(631,146)	(1,240,958)

TOTAL DECREASE IN
NET ASSETS	(435,507)	(41,641)

NET ASSETS:
Beginning of period	17,470,251	17,511,892
End of period	$17,034,744	$17,470,251

UNDISTRIBUTED NET
INVESTMENT
INCOME (LOSS)	$(56,795)	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)

1. Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Wall Street Management Corporation (“WSMC” or the “Advisor”), under the supervision of the Board of Directors (the “Board”), in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2006 (Unaudited)

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended December 31, 2005, the Fund increased undistributed net investment income by $113,434, increased accumulated undistributed net realized loss on investments by $698 and decreased capital stock by $114,132.

(d) Securities Transactions and Investment Income -Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.

3. Investment Transactions
Purchases and sales of securities for the period ended June 30, 2006, excluding short-term investments, aggregated $10,120,097 and $10,834,325 respectively. There were no purchases or sales of long-term U.S. government securities.

4. Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund. For the six months ended June 30, 2006, the Advisor received $44,212 in investment advisory fees.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2006, the Advisor received $22,106 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5. Shares of Common Stock
Transactions in shares of common stock were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	$	Shares	$	Shares
Shares sold	$226,437	26,191	$737,787	93,412
Shares
redeemed	(857,583)	(98,713)	(1,978,745)	(255,765)
Net decrease	$(631,146)	(72,522)	$(1,240,958)	(162,353)

Shares Outstanding:
Beginning of Year	2,074,882	2,237,235
End of Period	2,002,360	2,074,882

6. Information for Federal Income Tax Purposes
The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2005, the Fund had capital loss carryovers as follows:

Net Capital Loss Carryovers*	Capital Loss Carryover Expiration
$280,124	12/31/2011

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

The Fund utilized $1,599,088 in capital loss carryovers for the year ended December 31, 2005.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2006 (Unaudited)

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$13,812,243

Gross tax unrealized appreciation	3,772,047
Gross tax unrealized depreciation	(83,469)
Net tax unrealized appreciation	$3,688,578

Undistributed ordinary income	--
Undistributed long-term capital gain	--
Total distributable earnings	--

Other accumulated losses	(280,124)
Total accumulated gains	$3,408,454

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

7. Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Six Months Ended June 30,	Year Ended December 31,

	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
	(Unaudited)
Per Share Data:
Net asset value, beginning of year	$8.42	$7.83	$7.30	$4.87	$7.65	$ 10.09	$ 12.43	$ 9.39	$7.34	$7.96	$8.19

Income from investment operations:
Net investment loss(1)	(0.03)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gains (losses)
on investments	0.12	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73	2.39	(0.13)	0.98
Total from investment operations	0.09	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63	2.28	(0.21)	0.92

Less distributions:
Distributions from net realized gains
from security transactions	—	—	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)
Total distributions	—	—	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)

Net asset value, end of period	$8.51	$8.42	$7.83	$7.30	$4.87	$7.65	$ 10.09	$ 12.43	$9.39	$7.34	$7.96

Total return(2)	1.07%(4)	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%	31.40%	(2.37)%	11.45%

Supplemental data and ratios:
Net assets, end of period (000's)	$17,035	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118	$18,319	$15,577	$15,939
Ratio of operating expenses to average
net assets, before reimbursements	1.66%(5)	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%	1.89%	1.82%	1.84%
Ratio of operating expenses to average
net assets, net of reimbursement	1.66%(5)	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80%(3)	1.89%(3)	1.82%	1.82%
Ratio of net investment loss to average
net assets, before reimbursement	(0.65)% (5)	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%	(1.33)%	(0.96)%	(0.70)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.65)% (5)	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11)% (3)	(1.33)% (3)	(0.96)%	(0.68)%
Portfolio turnover rate	57.30%	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%	165.84%	121.12%	142.11%
__________
(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.
(4)	Not Annualized.
(5)	Annualized.

See notes to the financial statements.

THE WALL STREET FUND, INC. EXPENSE EXAMPLE
June 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/06 - 06/30/06).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06*
Actual	$1,000.00	$1,010.70	$8.28
Hypothetical (5% return
before expenses)	1,000.00	1,016.56	8.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

See notes to the financial statements.

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2006 (Unaudited)

See notes to the financial statements.

ADDITIONAL INFORMATION
June 30, 2006 (Unaudited)

Investment Adviser and Advisory Contracts
Members of the Board of Directors of The Wall Street Fund, Inc. (the “Board”), two-thirds of whom are not affiliated with the Fund’s adviser (“Independent Directors”), held meetings and discussions to consider the Fund’s investment advisor contract. The Independent Directors reviewed the information provided by the Fund’s adviser (the “Adviser”) and third parties in response to their requests. Based on its evaluation of that information and other information, the Board, including all of the Independent Directors, at a meeting held on February 28, 2006, approved continuation of the investment advisor contract for the Fund for the period through February 28, 2007.

1. Nature, Extent and Quality of Services
The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with management throughout the prior year. In addition, the Board reviewed the Adviser’s resources and personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the breadth and quality of their in-house research. The Board also considered the Adviser’s performance of other services for the Fund, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, producing material for the shareholder reports, providing support services for the Board and overseeing the activities of the other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2. Investment Performance of the Adviser and the Fund.
In considering the performance of the Fund and the Adviser, the Board reviewed data from Lipper Inc. (“Lipper”), an independent data service provider, comparing performance and expenses with the Lipper universe of similar funds. Performance comparisons were also made with the Russell benchmark indices used by the Fund. After considering all of the information, the Board concluded that although past performance cannot be guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management.

3. Costs of Services Provided and Profits Realized by the Adviser
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the information provided by Lipper indicated that the Adviser’s management fees, as a percentage of average net assets, was in the first quartile of management fees (the first quartile reflecting the lowest fees) within a group of mutual funds of similar size, character and investment strategy. The Board also evaluated the expense ratios for comparable funds and determined that the Fund’s expense ratio was near the industry average and median.
The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser, including costs associated with the personnel and systems necessary to manage the Fund as well as the fact that the Adviser has provided an expense cap to the Fund. Finally the Board considered the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Fund as well as the financial condition of the Adviser.

The Board concluded that the management fees, as well as the total expenses paid by the Fund to the adviser were reasonable in light of the services provided and the performance of the Fund achieved by the Adviser over various time periods, and that the other expenses of the Fund were also reasonable.

4. Benefits Derived from the Relationship with the Fund
The Board also considered the benefits that accrue to the Adviser and its affiliates from their relationship with the Fund, including the use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser’s affiliates. The Board concluded that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements and benefited the Fund.

ADDITIONAL INFORMATION (continued)
June 30, 2006 (Unaudited)

5. Economies of Scale as the Fund Grows
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the Fund’s advisory arrangement, which includes breakpoints that decrease the management fee rate as the Fund’s assets increase. Based on its review the Board concluded that the Fund’s management fee structure allowed shareholders to benefit from economies of scale as the Fund’s assets increase.

After full consideration of the above factors as well as other factors, the Board, including all of the Independent Directors, concluded that approval of the Fund’s investment advisor contract was in the best interest of the Fund and its shareholders.

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling (800) 443-4693. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR & PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

SEMI-ANNUAL REPORT June 30, 2006 A diversified mutual fund that invests in common stocks of growth-oriented companies.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/Robert P. Morse
Robert P. Morse, President

Date 9/05/2006

By (Signature and Title) /s/Jian H. Wang
Jian H. Wang, Treasurer

Date 9/05/2006